UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

MAYFLOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	______________________________	04-1618600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30 South Main Street, Middleboro, Massachusetts	02346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 947-4343

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers Entry into a Material Definitive Agreement

As further discussed in Item 8.01 of this Report, on February 15, 2007, Mayflower Bancorp, Inc., a Massachusetts corporation (the “Company”), became the holding company for Mayflower Co-operative Bank (the “Reorganization”), a Massachusetts chartered co-operative bank (the “Bank”), pursuant to a Plan of Reorganization and Acquisition dated as of June 8, 2006 (the “Plan of Reorganization”). In connection with the Reorganization, the employment agreements between the Bank and Edward M. Pratt, John J. Biggio, Maria Vafiades and Stergios Kostas (collectively, the “Executives”), were amended to add the Company as a guarantor of each of the agreements, and to clarify that the Reorganization would not constitute a “change in control” under the agreements. A copy of the Amendment to the Mayflower Co-operative Bank Employment Agreement with Edward M. Pratt is attached as Exhibit 10.7 hereto, and incorporated herein by reference. The amendments to the agreements with the other Executives are substantially identical in all material respects to the amendment to the agreement with Mr. Pratt.

Item 8.01	Other Events

Holding Company Formation; Share Exchange

On February 15, 2007, at 5:00 p.m. (the “Effective Time”) the Company and the Bank consummated the Reorganization pursuant to the Plan of Reorganization. Pursuant to the Plan of Reorganization, at the Effective Time, each issued and outstanding share of the Bank’s common stock, par value $1.00 per share, automatically and without consideration was converted into and exchanged for one share of the Company’s common stock, par value $1.00 per share. No stockholders exercised dissenters’ rights of appraisal. At the Effective Time, the Bank became a wholly owned subsidiary of the Company and the stockholders of the Bank became stockholders of the Company. No additional shares were offered or sold in connection with the Reorganization.

Prior to the Effective Time, the Bank’s common stock was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and traded on the Nasdaq Stock Market. The Bank has filed reports with the Federal Deposit Insurance Corporation (“FDIC”) under Section 12(i) of the Securities Exchange Act of 1934 (the “Exchange Act”) since 1987. This report on Form 8-K is being filed in connection with the registration of the Company’s common stock under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) thereunder. As of the Effective Time, (i) the Company is the successor issuer to the Bank, (ii) the Company’s common stock was held of record by three hundred or more persons and (iii) the Company common stock is listed in place of the Bank’s common stock on the Nasdaq Stock Market under the trading symbol “MFLR.”

As of the Effective Time, the Company assumed all of the Bank’s obligations under the Bank’s stock option plans—the Mayflower Co-operative Bank 1987 Stock Option Plan and the

Mayflower Co-operative Bank 1999 Stock Option Plan (the “Stock Option Plans”). The Stock Option Plans ceased to exist as option plans of the Bank. Accordingly, the unexercised portions of the options outstanding as of the Effective Time are now exercisable for shares of Company common stock. The Company intends to file a registration statement on Form S-8 for all Company common stock issuable under the Stock Option Plans.

A copy of the press release announcing the consummation of the Reorganization is attached hereto as Exhibit 99.14 and incorporated herein by reference.

Description of Registrant’s Common Stock

Stockholder Rights

The rights of stockholders of the Company are governed by the Massachusetts Business Corporation Act and the Articles of Organization and Bylaws of the Company. The following discussion is not intended to be a complete statement of the rights of stockholders.

General. The Articles of Organization of the Company authorize the issuance of 15,000,000 shares of common stock, $1.00 par value per share, and 5,000,000 shares of serial preferred stock, $1.00 par value per share.

Common Stock

Voting Rights. All voting rights are vested in the holders of the Company common stock, subject to the issuance of serial preferred stock with voting rights. Any issuance by the Company of preferred stock with voting rights may affect the voting rights of the holders of common stock. Except as discussed below in “Restrictions on Acquisition of Mayflower Bancorp, Inc.,” each holder of common stock will be entitled to one vote per share.

Dividends. Holders of Company common stock will be entitled to receive and share equally in such dividends as the Board of Directors of the Company may declare out of funds legally available for such payments. If the Company issues preferred stock, holders of such stock may have a priority over holders of common stock with respect to the payment of dividends. Massachusetts law prohibits distributions to stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Liquidation or Dissolution. In the event of a liquidation or dissolution of the Company, holders of Company common stock will be entitled to receive, after payment or provision for payment of all debts and liabilities of the Company, all assets of the Company available for distribution. If the Company issues preferred stock, holders of such stock may have a senior interest over holders of common stock in such a distribution.

No Preemptive or Redemption Rights. Holders of the Company’s common stock will not have preemptive rights with respect to any shares of the capital stock of the Company that may be issued. The common stock cannot be redeemed.

Preferred Stock

Under the Articles of Organization of the Company, the Board of Directors of the Company is authorized to issue preferred stock in series and to fix the powers, designations, preferences, or other rights of the shares of each such series and the qualifications, limitations, and restrictions thereof. Preferred stock issued by the Company may rank prior to the Company common stock as to dividend rights, liquidation preferences, or both, may have full or limited voting rights (including multiple voting rights and voting rights as a class), and may be convertible into shares of Company common stock.

Restrictions on Acquisition of Mayflower Bancorp, Inc.

The following is a general summary of the material provisions of the Company’s Articles of Organization and Bylaws and certain laws that may have an “anti-takeover effect.” Such provisions might discourage future takeover attempts by impeding efforts to acquire the Company or stock purchases in furtherance of such an acquisition. Such provisions may also make it more difficult to remove the board and the Company’s management.

Authorized Shares of Capital Stock. The Articles of Organization of the Company authorize the issuance of up to 15,000,000 shares of common stock and up to 5,000,000 shares of preferred stock. Shares of the Company’s preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of the Company’s common stock, could represent additional capital required to be purchased by an acquiror. Issuance of such additional shares may also dilute the voting interest of the Company’s stockholders.

Directors. The Articles of Organization and Bylaws of the Company contain certain provisions that may make it difficult to change majority control of the Company’s Board of Directors. Massachusetts law also contains provisions similar to certain of the provisions of the Articles of Organization.

The Company’s Articles of Organization provide generally that a director may be removed for cause as defined therein only by the affirmative vote of the holders of at least a majority of the outstanding shares of stock entitled to vote generally in the election of directors at a meeting of stockholders called for that purpose. The Company’s Articles of Organization also permit removal of directors without cause, but only by vote of at least two-thirds of the outstanding shares of Company stock entitled to vote generally in the election of directors at a meeting of stockholders called for that purpose.

The Company’s Articles of Organization provide for a classified Board of Directors, consisting of three substantially equal classes of directors, each serving for a three-year term, with the term of each class of directors ending in successive years. The inability to change the composition of the Board of Directors immediately even if such change and composition were determined by the stockholders of the Company to be beneficial to them may tend to discourage a tender offer or takeover bid for the Company’s stock.

The Company’s Articles of Organization provide that the number of directors of the Company (exclusive of directors, if any, to be elected by the holders of any to be issued shares of preferred stock of the Company) shall not be more than eighteen, as shall be provided from time to time in accordance with the Company’s Bylaws. Additionally, the power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in the Company’s Board of Directors. The overall effect of such provisions may be to prevent a person or entity from immediately acquiring control of the Company through an increase in the number of the Company’s directors and election of his or its nominees to fill the newly created vacancies.

The Articles of Organization of the Company provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice not less than 30 days nor more than 60 days in advance of the meeting.

Limitations on Actions by Stockholders. The Articles of Organization of the Company provide that special meetings of the stockholders may only be called by the Board of Directors, the President or a duly constituted committee of the board. The Articles of Organization of the Company specifically deny the power of stockholders to consent to corporate action without a meeting. The Articles of Organization provide that stockholder nominations for directors must be delivered to the Secretary of the Company not less than 30 nor more than 60 days prior to a meeting of stockholders to elect directors.

Requirements for Certain “Business Combinations”. The Articles of Organization of the Company require the holders of at least two-thirds of the Company’s outstanding shares of voting stock to approve certain “Business Combinations,” as defined therein, and related transactions. The approval of the holders of at least two-thirds of the outstanding voting stock of the Company is required in connection with any such transaction involving a “Related Person,” except in cases where the proposed transaction has been approved in advance by a majority of those members of the Company’s Board of Directors who were directors prior to the time when the “Related Person” became a “Related Person” and are unaffiliated with the “Related Person.” The term “Related Person” is defined to include any individual, corporation, partnership or other entity which together with its affiliates owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of voting stock of the Company. These provisions apply to any “Business Combination” which is defined to include (1) any merger or consolidation of the Company with or into any Related Person; (2) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage, or any other security device, of all or any substantial part of the assets of the Company (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person (the term “substantial part” is defined to include more than 25% of the fair market value of the Company’s total assets as of the end of its most recent fiscal year); (3) any merger of consolidation of a Related Person with or into the Company or a subsidiary of the Company; (4) any sale, lease, exchange, or transfer or other disposition of all or a substantial part of the assets of a Related Person to the Company or a subsidiary of the Company; (5) the issuance of any securities of the Company or a subsidiary of the Company to a Related Person; (6) the acquisition by the Company or a subsidiary of the Company of any securities of the Related Person; (7) any reclassification of the Company common stock or any recapitalization involving Company common stock; and (8) any agreement, contract or other arrangement providing for any of the previously described transactions.

State Anti-Takeover Laws. Chapter 110F of the Massachusetts General Laws, entitled “Business Combinations with Interested Shareholders” (“Chapter 110F”) provides that a Massachusetts corporation with 200 or more stockholders may not engage in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person becomes an interested stockholder, unless (i) the interested stockholder obtains the approval of the Board of Directors prior to becoming an interested stockholder, (ii) the interested stockholder acquires 90% of the outstanding voting stock of the corporation (excluding shares held by certain affiliates of the corporation) at the time it becomes an interested stockholder, or (iii) the business combination is approved by both the Board of Directors and the holders of 66 2/3% of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder). An “interested stockholder” is a person who, together with affiliates and associates, owns (or, in certain cases, at any time within the prior three years did own) 5% of more of the outstanding voting stock of the corporation. A “business combination” includes a merger, certain stock or asset sales, and certain other specified transactions resulting in a financial benefit to the interested stockholder. A Massachusetts corporation is permitted to opt out of Chapter 110F. The Company has not opted out of Chapter 110F and it is applicable to stockholders of the Company.

Massachusetts General Laws Chapter 110D, entitled “Regulation of Control Share Acquisitions” (“Chapter 110D”), provides that any person who makes a bona-fide offer to acquire, or acquires (the “acquiror”) shares of stock of a Massachusetts corporation with 200 or more stockholders in an amount equal to or greater than one-fifth, one-third, or a majority of the voting stock of the corporation (the “thresholds”) must obtain the approval of a majority of shares of all stockholders, except the acquiror and the officers and inside Directors of the corporation, in order to vote the shares that the acquiror obtains in crossing the thresholds. A Massachusetts corporation is permitted to opt out of Chapter 110D. The Company has not opted out of Chapter 110D and it is applicable to stockholders of the Company. Stockholder Rights

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

Exhibit 2	Plan of Acquisition and Reorganization

Exhibit 3(i)	Articles of Organization of Mayflower Bancorp, Inc.

Exhibit 3(ii)	Bylaws of Mayflower Bancorp, Inc.

Exhibit 4	Specimen Stock Certificate for common stock of Mayflower Bancorp, Inc.

Exhibit 10.1	Mayflower Co-operative Bank 1987 Stock Option Plan

Exhibit 10.2	Mayflower Co-operative Bank 1999 Stock Option Plan

Exhibit 10.3	Employment Agreement, dated September 21, 1998, between Mayflower Co-operative Bank and John J. Biggio, as amended on February 13, 2003

Exhibit 10.4	Employment Agreement, dated September 14, 2000, between Mayflower Co-operative Bank and Stergios M. Kostas, as amended on February 13, 2003

Exhibit 10.5	Employment Agreement, dated July 14, 1994, between Mayflower Co-operative Bank and Edward M. Pratt, as amended on February 13, 2003

Exhibit 10.6	Employment Agreement, dated September 21, 1998, between Mayflower Co-operative Bank and Maria Vafiades, as amended on February 13, 2003

Exhibit 10.7	Amendments to the Mayflower Co-operative Bank Employment Agreements with Edward M. Pratt, John J. Biggio, Maria Vafiades and Stergios Kostas

Exhibit 21	Subsidiaries of the Registrant

Exhibit 99.1	2006 Annual Report to Stockholders of Mayflower Co-operative Bank

Exhibit 99.2	Mayflower Co-operative Bank Form 10-KSB for the year ended April 30, 2006, as filed with the FDIC

Exhibit 99.3	Form 10-KSB/A of Mayflower Co-operative Bank for the year ended April 30, 2006, as filed with the FDIC

Exhibit 99.4	Form 10-QSB of Mayflower Co-operative Bank for the quarter ended July 31, 2006, as filed with the FDIC

Exhibit 99.5	Form 10-QSB of Mayflower Co-operative Bank for the quarter ended October 31, 2006, as filed with the FDIC

Exhibit 99.6	Proxy Statement for the Mayflower Co-operative Bank 2006 Annual Meeting of Stockholders, as filed with the FDIC

Exhibit 99.7	Current Report on Form 8-K, as filed by the Bank with the FDIC on June 5, 2006

Exhibit 99.8	Current Report on Form 8-K, as filed by the Bank with the FDIC on July 6, 2006

Exhibit 99.9	Current Report on Form 8-K, as filed by the Bank with the FDIC on July 14, 2006

Exhibit 99.10	Current Report on Form 8-K, as filed by the Bank with the FDIC on August 22, 2006

Exhibit 99.11	Current Report on Form 8-K, as filed by the Bank with the FDIC on September 22, 2006

Exhibit 99.12	Current Report on Form 8-K, as filed by the Bank with the FDIC on November 30, 2006

Exhibit 99.13	Current Report on Form 8-K, as filed by the Bank with the FDIC on December 20, 2006

Exhibit 99.14	Press Release, dated February 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYFLOWER BANCORP, INC.
(Registrant)

Date: February 16, 2007	By:	/s/ Edward M. Pratt
Edward M. Pratt
President and Chief Executive Officer